THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


FEBRUARY 1, 1999
--------------------------------------------------------------------------------

Dear Fellow Shareholders:


     Once again we are pleased to report on our progress and to thank you for your continued confidence and trust. The Torray Fund's value increased 8.2% last year. Although this result trailed the market, we are neither surprised nor discouraged. In fact, several of our recent letters have forecasted that Torray Fund returns were likely to decline from the unusually high levels recorded during 1995-97. The last annual report, for instance, pointed out that if the results of those years repeated for three decades, a $10,000 investment would grow to $157 million. This, we predicted, would never happen. Nevertheless, we remain cheerful and enthusiastic about the fund's results and as confident as ever that our 15% long-term annual objective can be achieved. The 28 year history of Robert E. Torray & Co., our institutional money management business, and the shorter record of The Torray Fund show clearly that periods of extraordinary gains are always followed by short-term stretches of lower returns and, occasionally, even losses. These cycles should not be seen as a sign that something has gone wrong. Indeed they are typical of all investment operations regardless of the philosophy or strategy employed. Nor should they obscure the fundamental dynamics -- always working in our favor -- that distinguish financial success from failure.

     An investment in The Torray Fund has compounded at 21% annually for eight years, multiplying principal about 4 1/2 times. While the S&P 500 almost matched that record by the close of last year, its improved standing is due solely to huge advances in only a handful of stocks. The top 10 performers, for instance, accounted for more than half of the index's return last year (16 percentage points out of 28.6%). Their price-earnings ratios stood recently at 53 to 1. We don't think these extraordinary valuations will last. Further evidencing the market's narrow focus, an equally-weighted average of the bottom 400 S&P stocks registered a fractional loss during 1998. These statistics highlight the fact that the stock market has not done as well as popular indices suggest. We are mindful, nevertheless, that a lot of stocks outdistanced those in The Torray Fund last year. We studied many of them. But most seemed too expensive to meet our valuation criteria or didn't appeal to us from a business perspective. In the end we decided it

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THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


FEBRUARY 1, 1999
--------------------------------------------------------------------------------

would be risky to sell quality companies like AT&T, DuPont, EDS, Hughes Electronics, and J. P. Morgan on the chance we might get lucky with others and in so doing add a few extra points to The Torray Fund's share price. Our philosophy is that as long as we're on track it doesn't matter to us that others may be momentarily faring better.

     Last year's annual report included two real life examples of the huge sums that accumulate over long periods from earning percentages far lower than the 21% we have achieved since 1991. Yet another comes to mind: The Coca Cola Company first sold stock to the public in 1919 at $40 per share. Adjusting for stock splits and assuming the reinvestment of dividends, 100 shares bought on the offering for $4,000 would be worth about $500 million today. You may be surprised to learn that this seemingly implausible outcome is the result of a 15.8% annual return. But, had the rate instead been 21%, their present value would be $16.8 BILLION. Just ONE $40 share would bring $168 million, and in another 20 years, $7.6 billion. Finally, in the realm of the hypothetical, consider this: $50,000 invested a century ago at 21% would be worth nearly $10 trillion today -- a sum roughly equivalent to the stock market's entire current value!

     These examples teach an important lesson: It is impossible to earn such percentages over extended periods. Investors who jump from stock to stock or fund to fund trying to do so are wasting their time. After all, if one of the most successful businesses in American history has returned not quite 16% annually, what chance is there that mutual fund portfolios comprised mostly of lesser enterprises will do better? The answer is none. And this is particularly true since funds on average, as we have said in the past, hold onto their investments only about a year. In so doing, they rely on the instincts and intuitions of portfolio managers instead of the buildup of values that occurs in outstanding businesses over many decades. History's verdict on this approach has been harsh. Value, as we often stress, lies in the business not the stock. Wall Street, though, sees value in the "process." It promotes the idea that wealth can be amassed by moving in and out of the market, from stocks to bonds, stock to stock or fund to fund, always just at the right moment. Anyone seeking financial independence should reject this naive concept and replace it with plain old perseverance. By that I mean stop moving around, forget about the market, ignore the opinions of "experts," and dig in your heels for the long haul. Make up your mind you're going to buy and hold quality stocks or mutual funds -- regardless of the perceived outlook -- on as regular a basis as your circumstances permit. Be assured it takes decades to make a lot of

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THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


FEBRUARY 1, 1999
--------------------------------------------------------------------------------

money. There is no point pretending otherwise. Here is an example of how persistence and time can work in your favor: $500 invested every month for 30 years earning 15% compounded will produce the sum of $3.5 million. Over another five and ten years that number will grow first to $7 million and then to $14 million. We think the latter result is a reasonable target for people in their mid-twenties or even mid-forties. It's really so easy. If you think you won't need that much at 85, give some to your children or favorite charity.

     Now, I want to talk briefly about the major factors affecting our fund's performance last year. Leading the list was turmoil in world financial markets. The disintegration of Asian exchanges, Russia's debt default, widespread problems in Latin America and, finally, the failure of big hedge fund operator Long Term Capital Management spawned fears of a worldwide financial debacle. The Torray Fund suffered from these events because it holds large stakes in blue chip financial franchises like American Express, Banc One, Citigroup, Mellon Bank, J. P. Morgan, and SLM Holding. During the fall panic, American Express dropped from $117 a share to about $70 on speculation that Asian/Latin troubles would depress world travel. Citigroup fell from $74 to $28, and J. P. Morgan from $148 to $70, each in response to concerns that international banks would sustain major loan and trading losses in collapsing Latin and Pacific nations. Citigroup and Morgan were also among a group of major banks and Wall Street institutions including Goldman Sachs and Merrill Lynch that stepped forward to defend against their exposure to Long Term Capital Management. Banc One, Mellon, and SLM stocks went down as well, even though the companies had little or no direct involvement with the problems at hand.

     Satellite communications stocks and shares of aerospace/defense contractor Northrop Grumman also hurt our fund's performance last year. Northrop, which we had first purchased several years ago in the low-to-mid-$50's, was scheduled to be acquired in 1998 by Lockheed Martin Corporation at more than $140 per share. But, in a surprise move, the Defense Department blocked the deal. Northrop sank from $140 to close the year at $73. It has since fallen further. Although we are disappointed with this investment, we're far from discouraged. In fact, at some point we may well add to our position. In the satellite area, both Hughes Electronics, its 81%-owned subsidiary PanAmSat, and Loral Space and Communications experienced temporary setbacks. These involved technical problems on a few orbiting commercial satellites, launch rocket failures -- one, a Russian vehicle that exploded carrying 12 Loral satellites that were to have been part of

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--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


FEBRUARY 1, 1999
--------------------------------------------------------------------------------

the company's new satellite telephone system -- and charges that Hughes and Loral had unlawfully aided China with its rocket technology. This claim, we believe, was politically motivated and without merit. The unfortunate combination of events -- though not a threat to the companies' viability or long-term potential -- impacted earnings and cash flow projections. This, of course, is anathema to Wall Street. We, however, look at things differently. Our enthusiasm for the satellite business is undiminished. We bought more stock in all three companies as their prices fell. Including the fund's position in U.S. Satellite Broadcasting, soon to be acquired by Hughes, this industry represents 16% of The Torray Fund's assets. In all, over 50% of the Fund was invested at one time or another last year in financials, satellites, and Northrop. It was the developments just described, plus general weakness in the market, that caused our share price to drop between April and September. In spite of attention-getting headlines and widespread fears that something ominous was on the horizon, nothing significant happened. You will find this is often the case.

     In conclusion, I want to acknowledge the dedication and efforts of our faithful staff. Deepest gratitude goes to Donald Emery, Lorraine Jones, Frank Lanahan, Barbara McClung, Mary Anne O'Leary, Kim Ray, Paul Williams, and Shirley Wilson. They are each due special thanks for their steadfast and invaluable contribution to the successful day-to-day operation of The Torray Fund. John Micklitsch and Fred Fialco deserve commendation for their outstanding analytical insights and tireless research assistance. Doug and I would be doing double time without them. Praise goes to Robin Lichterman, our voice to the outside world. Robin's intelligence, skill, unbelievable patience, and charm make everyone's job easier and a lot more pleasant. I also wish to pay tribute to my partner, Bill Lane, who skillfully directs every detail of The Torray Corporation. He is a true gentleman, gracious and considerate. When he tackles a job, it's always done right. Finally, in recognition of his tremendous contribution to our fund, I have asked my partner, Douglas Eby, to sign this letter with me. Doug's generosity, kindness, financial acumen, and

THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


FEBRUARY 1, 1999
--------------------------------------------------------------------------------

penchant for thoroughness are unparalleled. I feel blessed to be associated with these wonderful people. When I think of them I have to smile.

     We thank you again for your investment in The Torray Fund and wish each of you a prosperous and healthy 1999.

                               Sincerely,



                                      /s/ Robert E. Torray
                                      --------------------
                                          Robert E. Torray

                                     /s/ Douglas C. Eby
                                     -------------------
                                         Douglas C. Eby

THE TORRAY FUND
--------------------------------------------------------------------------------
PERFORMANCE DATA


AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

   TOTAL RATES OF RETURN ON AN INVESTMENT IN THE TORRAY FUND VS. THE S&P 500

                            For the calendar years:


                       1991        1992       1993       1994        1995        1996        1997       1998   8 Years
                       ----        ----       ----       ----        ----        ----        ----       ----   -------
THE TORRAY FUND       19.98%      21.04%      6.37%      2.41%      50.41%      29.09%      37.12%      8.20%  355.81%
S&P 500               30.48%       7.66%     10.09%      1.30%      37.54%      22.98%      33.36%     28.58%  353.07%

                                    [GRAPH]

THE TORRAY FUND
--------------------------------------------------------------------------------
PERFORMANCE DATA


AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

CHANGE IN VALUE OF $10,000 INVESTED ON DECEMBER 31, 1990 (COMMENCEMENT OF OPERATIONS) TO:



                  12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
                  --------   --------   --------   --------   --------   --------   --------   --------
THE TORRAY FUND    $ 11,999   $ 14,523   $ 15,448   $ 15,821   $ 23,796   $ 30,719   $ 42,122  $ 45,576
S&P 500            $ 13,048   $ 14,047   $ 15,465   $ 15,666   $ 21,547   $ 26,499   $ 35,339  $ 45,438

                                    [GRAPH]




                         AVERAGE ANNUAL TOTAL RETURNS

                     (for periods ended December 31, 1998)


                    1 Year       2 Years       3 Years       4 Years       5 Years       6 years       7 years       8 years
                    --------     ---------     ---------     ---------     ---------     ---------     ---------     ---------
THE TORRAY FUND      8.20%       21.81%        24.19%        30.28%        24.16%        21.00%        21.00%        20.86%
S&P 500             28.58%       30.95%        28.23%        30.50%        24.06%        21.61%        19.51%        20.83%

THE TORRAY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS


AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                           PRINCIPAL AMOUNT
                                              OR SHARES                                                  MARKET VALUE
                                          -----------------                                             --------------
U.S. GOVERNMENT OBLIGATIONS 0.65%
                                              9,575,000       U.S. Treasury Bill 5.26% due 04/01/99     $ 9,474,111
                                                                                                        -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS                                                                         9,474,111
                                                                                                        -----------
  (amortized cost $ 9,473,744)
COMMON STOCK 99.37%
    20.47% FINANCIAL SERVICES
                                              2,542,300       SLM Holding Corporation                   122,030,400
                                                751,500       J.P. Morgan & Company                      78,954,469
                                              1,138,179       Citigroup, Inc.                            56,339,861
                                                404,100       American Express Company                   41,319,225
                                                                                                        -----------
                                                                                                        298,643,955
    16.29% COMMUNICATIONS EQUIPMENT
                                              2,066,000       Hughes Electronics Corporation*            81,994,375
                                              3,494,000       Loral Space & Communications Ltd.*         62,236,875
                                              1,215,000       PanAmSat Corporation*                      47,309,062
                                                755,500       Motorola, Inc.                             46,132,719
                                                                                                        -----------
                                                                                                        237,673,031
    9.62% COMPUTER SYSTEMS & INTEGRATION
                                              2,205,000       Electronic Data Systems Corporation       110,801,250
                                                160,000       IBM Corporation                            29,560,000
                                                                                                        -----------
                                                                                                        140,361,250
    7.56% HEALTHCARE
                                                540,000       Amgen, Inc.*                               56,463,750
                                              2,000,000       Boston Scientific Corporation*             53,625,000
                                                                                                        -----------
                                                                                                        110,088,750

THE TORRAY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS


AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------


7.05% LONG DISTANCE/TELECOMMUNICATIONS
                                          1,366,000     AT&T Corporation                                   102,791,500
    6.15% CONSUMER PRODUCTS
                                          1,000,000     Gillette Company                                    48,312,500
                                            774,000     Ralston Purina Company                              25,058,250
                                          1,600,400     Callaway Golf Company                               16,404,100
                                                                                                           -----------
                                                                                                            89,774,850
    5.52% INDUSTRIAL MACHINERY
                                          1,389,000     Illinois Tool Works, Inc.                           80,562,000
    5.40% BANKING
                                            740,000     Bank One Corporation                                37,786,250
                                            470,400     Mellon Bank Corporation                             32,340,000
                                            194,368     First American Corporation (Tenn)                    8,625,080
                                                                                                           -----------
                                                                                                            78,751,330
    5.10% MEDIA & ENTERTAINMENT
                                          3,370,000     United States Satellite Broadcasting Co., Inc.*     46,337,500
                                            597,600     MediaOne Group, Inc.*                               28,087,200
                                                                                                           -----------
                                                                                                            74,424,700
    5.01% AEROSPACE/DEFENSE/ELECTRONICS
                                            742,700     Northrop Grumman Corporation                        54,309,937
                                            320,000     General Dynamics Corporation                        18,760,000
                                                                                                           -----------
                                                                                                            73,069,937
    3.96% AGRICULTURAL PRODUCTS
                                          3,363,000     Archer Daniels Midland Company                      57,801,562

THE TORRAY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS


AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                     3.31% CHEMICALS
                                        911,000     DuPont (E.I.) de Nemours and Company            48,339,938
    2.43% MANUFACTURING
                                        800,000     Allied Signal, Inc.                             35,450,000
    1.50% ELECTRICAL CONNECTORS
                                        686,400     Molex, Inc. Class A                             21,879,000
TOTAL COMMON STOCK 99.37%                                                                        1,449,611,803
                                                                                                 -------------
  (cost $ 1,273,962,884)
TOTAL PORTFOLIO SECURITIES 100.02%                                                               1,459,085,914
 (amoritized cost $ 1,283,436,628)
OTHER ASSETS LESS LIABILITIES (0.02%)                                                                 (231,500)
                                                                                                 -------------
NET ASSETS 100.00%                                                                             $ 1,458,854,414
                                                                                               ===============

*Non-incoming producing securities




TOP 10 HOLDINGS

    1. SLM Holding Corporation                  6. J.P. Morgan & Company
    2. Electronic Data Systems Corporation      7. Loral Space & Communications Ltd.
    3. AT&T Corporation                         8. Archer Daniels Midland Company
    4. Hughes Electronics Corporation           9. Amgen, Inc.
    5. Illinois Tool Works, Inc.               10. Citigroup, Inc.

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES


AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------


     ASSETS
        Investments in securities at value
          (amortized cost $ 1,283,436,628)                  $ 1,459,085,914
        Subscriptions receivable                                  1,073,099
        Interest and dividends receivable                         1,800,031
        Cash                                                         77,288
                                                            ---------------
        TOTAL ASSETS                                          1,462,036,332
                                                            ---------------
     LIABILITIES
        Redemptions payable                                       2,757,671
        Accrued expenses                                            424,247
                                                            ---------------
        TOTAL LIABILITIES                                         3,181,918
                                                            ---------------
     NET ASSETS                                             $ 1,458,854,414
                                                            ===============
        Shares of beneficial interest ($1 stated value,
          39,985,447 shares outstanding, unlimited
          shares authorized)                                $    39,985,447
        Paid-in-capital in excess of par                      1,253,489,809
        Undistributed net investment income                             917
        Undistributed net realized loss                         (10,271,045)
        Net unrealized appreciation of investments              175,649,286
                                                            ---------------
     NET ASSETS                                             $ 1,458,854,414
                                                            ===============
        PER SHARE                                           $         36.48
                                                            ===============

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------


     INVESTMENT INCOME
        Interest income                                     $   4,111,814
        Dividend income                                        15,317,510
                                                            -------------
        Total income                                           19,429,324
                                                            -------------
     EXPENSES
        Management fees                                        12,821,032
        Other expenses:
        Legal fees                            $ 42,599
        Transfer agent fees & expenses         490,100
        Audit fees                              21,000
        Registration & filing fees             411,993
        Custodian's fees                        93,567
        Trustees' fees                          44,000
        Printing, postage and mailing          112,959
        Insurance                                2,784
                                              --------
  Total other expenses                                          1,219,002
                                                            -------------
        Total expenses                                         14,040,034
                                                            -------------
     NET INVESTMENT INCOME                                      5,389,290
                                                            -------------
     REALIZED AND UNREALIZED GAIN
       (LOSS) ON INVESTMENTS
        Net realized loss on investments                      (10,271,045)
        Net change in unrealized gain                          37,715,145
                                                            -------------
        Net gain on investments                                27,444,100
                                                            -------------
     NET INCREASE IN NET ASSETS
       FROM OPERATIONS                                      $  32,833,390
                                                            =============

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


FOR THE YEARS ENDED DECEMBER 31:
--------------------------------------------------------------------------------


                                                            1998                1997
                                                    -------------------   ----------------
     INCREASE IN NET ASSETS FROM OPERATIONS:
        Net investment income                         $     5,389,290      $   1,613,655
        Net realized gain (loss) on investments           (10,271,045)        10,014,391
        Net change in unrealized gain                      37,715,145        108,257,485
                                                      ---------------      -------------
          Net increase in net assets from
           operations                                      32,833,390        119,885,531
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income ($0.139 and
          $0.130 per share, respectively)                  (5,388,471)        (1,613,557)
        Net realized gains ($0.576 per share)                       0        (10,014,391)
                                                      ---------------      -------------
          Total distributions                              (5,388,471)       (11,627,948)
     SHARES OF BENEFICIAL INTEREST
        Increase from share transactions                  822,872,577        383,686,314
                                                      ---------------      -------------
          Total increase                                  850,317,496        491,943,897
     NET ASSETS -- BEGINNING OF PERIOD                    608,536,918        116,593,021
                                                      ---------------      -------------
     NET ASSETS -- END OF PERIOD (including
       undistributed net investment income of
       $917 and $98, respectively)                    $ 1,458,854,414      $ 608,536,918
                                                      ===============      =============

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING FOR:
--------------------------------------------------------------------------------

PER SHARE DATA




                                                            YEARS ENDED DECEMBER 31:
                                            --------------------------------------------------------
                                                  1998           1997          1996         1995
                                            --------------- ------------- ------------- ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  33.850      $ 25.220      $ 20.110     $  13.755
  Income From Investment Operations
-------------------------------------------
  Net Investment Income                            0.139         0.130         0.186         0.215
  Net Gains on Securities (both realized
    and unrealized)                                2.630         9.206         5.642         6.674
                                               ---------      --------      --------     ---------
  Total from Investment Operations                 2.769         9.336         5.828         6.889
  Less: Distributions
-------------------------------------------
  Dividends (from Net Investment
    Income)                                       (0.139)       (0.130)       (0.187)       (0.214)
  Distributions (from Capital Gains)               0.000        (0.576)       (0.531)       (0.320)
                                               ---------      --------      --------     ---------
  Total Distributions                             (0.139)       (0.706)       (0.718)       (0.534)
NET ASSET VALUE, END OF PERIOD                 $  36.480      $ 33.850      $ 25.220     $  20.110
TOTAL RETURN3                                       8.20%        37.12%        29.09%        50.41%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (000's omitted)                            $1,458,854     $608,537      $116,593     $  50,744
  Ratio of Expenses to Average Net Assets            1.09%        1.13%         1.25%         1.25%
  Ratio of Net Income to Average Net
    Assets                                           0.42%        0.47%         0.87%         1.31%
  Portfolio Turnover Rate                           25.96%       11.72%        20.95%        22.56%




                                                          YEARS ENDED DECEMBER 31:                 14 days
                                            ----------------------------------------------------    ended
                                                1994         1993         1992          1991      12/31/90
                                            ------------ ------------ ------------ ------------- -----------
NET ASSET VALUE, BEGINNING OF PERIOD         $  14.273    $  13.743    $  11.514     $   9.999   $ 10.000
  Income From Investment Operations
-------------------------------------------
  Net Investment Income                          0.213        0.122        0.180         0.232      0.005
  Net Gains on Securities (both realized
    and unrealized)                              0.130        0.745        2.229         1.728      0.000
                                             ---------    ---------    ---------     ---------   ---------
  Total from Investment Operations               0.343        0.867        2.409         1.960      0.005
  Less: Distributions
-------------------------------------------
  Dividends (from Net Investment
    Income)                                     (0.213)      (0.122)      (0.180)       (0.233)    (0.006)
  Distributions (from Capital Gains)            (0.648)      (0.215)       0.000        (0.212)     0.000
                                             ---------    ---------    ---------     ---------   ---------
  Total Distributions                           (0.861)      (0.337)      (0.180)       (0.445)    (0.006)
NET ASSET VALUE, END OF PERIOD               $  13.755    $  14.273    $  13.743     $  11.514   $  9.999
TOTAL RETURN3                                     2.41%        6.37%       21.04%        19.98%     (0.03%)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (000's omitted)                          $  23,362    $  19,666    $  10,298     $   4,423   $    200
  Ratio of Expenses to Average Net Assets         1.25%        1.25%        1.25%         1.25%     0.82%(1)
  Ratio of Net Income to Average Net
    Assets                                        1.51%        0.94%        1.54%         2.43%     2.15%(1)
  Portfolio Turnover Rate                        36.63%       29.09%       37.09%        21.17%      n/a (2)

1 Annualized

2 Not applicable. During the period December 18, 1990 through December 31, 1990 the Fund invested only in short term investments which are excluded from this ratio.

3 Past performance is not predictive of future results.





SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     The Torray Fund ("Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund's primary investment objective is to provide long-term total return. The Fund seeks to meet its objective by investing its assets in a diversified portfolio of common stocks and U.S. Treasury Bills or Treasury Notes. In order to accomplish these goals, the Fund intends to hold stocks for the long term, as opposed to actively buying and selling. There can be no assurances that the Fund's investment objectives will be achieved. The Fund was organized as a business trust under Massachusetts law. The Torray Corporation serves as administrator and investment advisor to the Fund.

     The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITIES VALUATION Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the specific identification basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount on short-term investments, is recorded on the accrual basis.

     FEDERAL INCOME TAXES The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is substantially the same as for financial reporting purposes. At December 31, 1998 the Fund had a capital loss carryforward for Federal Income tax purposes of $10,271,045 which expires in 2006.

     NET ASSET VALUE The net asset value per share of the Fund is determined once on each day that the New York Stock Exchange is open, as of the close of the Exchange.

     USE OF ESTIMATES In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE TORRAY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

NOTE 2 -- MANAGEMENT CONTRACT

     Pursuant to the Management Contract, The Torray Corporation provides investment advisory and portfolio management services to the Fund. The Fund pays the Torray Corporation a management fee, computed daily and payable quarterly at the annual rate of one percent of the Fund's daily net assets. During the twelve months ended December 31, 1998, The Torray Fund paid management fees of $12,821,032 (1% of assets).

     Excluding the management fee, other expenses incurred by the Fund during the twelve months ended December 31, 1998, totaled $1,219,002. These expenses include all costs associated with the Fund's operations including transfer agent fees, Independent Trustees' fees, ($10,000 per annum and $1,000 for each Board meeting attended), taxes, dues, fees and expenses of registering and qualifying the Fund and its shares for distribution, charges of custodians, auditing and legal expenses, insurance premiums, supplies, postage, expenses of issue or redemption of shares, reports to shareholders and Trustees, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and other miscellaneous expenses.

     Certain officers and Trustees of the Fund are also officers and/or shareholders of The Torray Corporation.


NOTE 3 -- PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments, for the twelve months ended December 31, 1998 aggregated $1,132,756,507 and $307,694,744, respectively. Net unrealized appreciation of investments at December 31, 1998 includes aggregate unrealized gains of $252,227,412 and unrealized losses of $76,578,126.

THE TORRAY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

NOTE 4 -- SHARES OF BENEFICIAL INTEREST TRANSACTIONS

     Transactions in shares of beneficial interest were as follows:



                                                                 YEAR                                 YEAR
                                                                ENDED                                 ENDED
                                                               12/31/98                             12/31/97
                                                 ------------------------------------   ---------------------------------
                                                      SHARES              AMOUNT             SHARES            AMOUNT
                                                 ----------------   -----------------   ---------------   ---------------
Shares issued                                        35,718,479     $1,296,475,075         14,964,177     $429,745,172
Reinvestments of dividends and distributions            134,002          4,754,810            308,776       10,221,775
Shares redeemed                                     (13,844,577)      (478,357,308)        (1,918,913)     (56,280,633)
                                                    -----------     --------------         ----------     ------------
                                                     22,007,904     $  822,872,577         13,354,040     $383,686,314
                                                    ===========     ==============         ==========     ============

Officers, Trustees and affiliated persons of The Torray Fund and their families directly or indirectly control 811,962 shares or 2.03% of the Fund.

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TORRAY FUND
BETHESDA, MARYLAND



     We have audited the accompanying statement of assets and liabilities of The Torray Fund, including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the six years in the period ended December 31, 1996 and for the period from December 18, 1990 (commencement of operations) through December 31, 1990 were audited by other auditors whose report dated January 22, 1997 expressed an unqualified opinion on the financial highlights.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.


     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Torray Fund as of December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.




                                        BRIGGS, BUNTING & DOUGHERTY, LLP




PHILADELPHIA, PENNSYLVANIA
JANUARY 13, 1999

                                   TRUSTEES
--------------------------------------------------------------------
                               Frederick Amling
                                Bruce C. Ellis
                                William M Lane
                                Robert P. Moltz
                               Roy A. Schotland
                                Wayne H. Shaner





                              INVESTMENT ADVISOR
--------------------------------------------------------------------
                            The Torray Corporation


                                    OFFICERS
                                --------------
                          Robert E. Torray, President
                        Douglas C. Eby, Vice President
                        William M Lane, Vice President





                                TRANSFER AGENT
--------------------------------------------------------------------
                    First Data Investor Services Group, Inc.
                              211 South Gulph Road
                   King of Prussia, Pennsylvania 19406-3101





                                 LEGAL COUNSEL
--------------------------------------------------------------------
                          Morgan, Lewis & Bockius LLP
                              1800 M Street, N.W.
                            Washington, D.C. 20036





                 This report is not authorized for distribution
                  to prospective investors unless preceded or
                      accompanied by a current prospectus.

                                      The


                                    TORRAY
                                     FUND


                                 ANNUAL REPORT
                               DECEMBER 31, 1998





                                THE TORRAY FUND
                                   SUITE 450
                             6610 ROCKLEDGE DRIVE
                           BETHESDA, MARYLAND 20817
                                (301) 493-4600
                                 1-800-443-3036